                                                                    EXHIBIT 10.3

                  LOGGING SUBSIDIARY ASSET PURCHASE AGREEMENT
                  -------------------------------------------


     THIS LOGGING SUBSIDIARY ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of February 9, 1998, by and among POTLATCH CORPORATION, a Delaware
                                     --------------------
corporation (the "Purchaser"), and ANDERSON-TULLY TIMBER COMPANY, a Mississippi
                                   -----------------------------
corporation ("Logging"),

                              W I T N E S S E T H:

     WHEREAS, Purchaser desires to purchase and Logging desires to sell all of the assets of Logging on the terms and conditions set forth below; and

     WHEREAS, concurrently with the execution and delivery of this Agreement by the parties hereto, Purchaser, Timberland Growth Corporation, a Delaware corporation ("TGC"), Beaver Acquisition Corporation, a Mississippi corporation ("Newsub"), and Anderson-Tully Company, a Mississippi corporation (the "Company") are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which contemplates, among other things, TGC's acquisition, immediately prior to the Closing hereunder, of all of the capital stock of the Company, through the merger of Newsub with and into the Company (the "Merger"); and

     WHEREAS, concurrently with the execution and delivery of this Agreement by the parties hereto, Purchaser, Anderson-Tully Veneers, L.P., a Mississippi limited partnership (the "Partnership"), and Anderson-Tully Management Services LLC, a Mississippi limited liability company ("LLC"), are entering into that certain Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), which contemplates, among other things, Purchaser's acquisition, immediately prior to the closing under the Merger Agreement, of certain assets of Partnership and LLC, including all of the common stock of Logging; and

     WHEREAS, concurrently with the execution and delivery of this Agreement by the parties hereto, Purchaser and Anderson-Tully Lumber Company, a Mississippi corporation ("Sawmills"), are entering into that certain Sawmills Subsidiary Asset Purchase Agreement, dated as of the date hereof (the "Sawmills Asset Purchase Agreement"), which contemplates, among other things, Purchaser's acquisition, contemporaneously with the Closing hereunder, of all of the assets of Sawmills; and

     WHEREAS, the parties hereto desire to make certain representations, warranties and covenants in connection with this Agreement:

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                 ARTICLE I

                              CERTAIN DEFINITIONS
                              -------------------

     Section 1.1  Certain Definitions.  As used in this Agreement, the following
                  -------------------
terms have the respective meanings set forth below:

     "Adverse Consequences" means all actions, suits, proceedings, hearings,
      --------------------
investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses.

     "Agreement" means this Logging Subsidiary Asset Purchase Agreement.
      ---------

     "Asset Purchase Agreement" has the meaning set forth in the fourth recital
      ------------------------
of this Agreement.

     "Assets Purchase Price" has the meaning set forth in Section 2.4(a).
      ---------------------

     "Assumed Debts" means any Debts of Logging at the Closing Date.
      -------------

     "Assumed Liabilities" has the meaning set forth in Section 2.2.
      -------------------

     "Bill of Sale" means the Bill of Sale, Assignment and Assumption Agreement
      ------------
substantially in the form of Exhibit A hereto.
                             ---------

     "Business Day" means a day, other than a Saturday or Sunday, on which
      ------------
commercial banks in Memphis, Tennessee and in San Francisco, California are open for the general transaction of business.

     "Closing" has the meaning set forth in Section 2.5.
      -------

     "Closing Date" has the meaning set forth in Section 2.5.
      ------------

     "Company" has the meaning set forth in the recitals to this Agreement.
      -------

     "Debt" means any obligation for borrowed money or representing the purchase
      ----
price of property deferred and unpaid beyond normal trade terms, or any lease obligation which under GAAP is to be capitalized, or any guarantee of any such obligation.

     "Effective Time" means the effective time under the Merger Agreement.
      --------------

     "Excluded Liabilities" has the meaning set forth in Section 2.3.
      --------------------

     "GAAP" means generally accepted accounting principles as in effect in the
      ----
United States on the date of this Agreement, applied on a consistent basis.

     "Governmental Authority" means any national, federal, state, provincial,
      ----------------------
country, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

     "Hired Employees" has the meaning set forth in Section 5.2.
      ---------------

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
      -------
as amended.

     "Logging" has the meaning set forth in the recitals to this Agreement.
      -------

     "Logging Acquired Assets" has the meaning set forth in Section 2.1.
      -----------------------

     "Logging Amount" means $3,500,000, (a) minus the aggregate amount of Debt
      --------------                        -----
of Logging as of the Closing Date, (b) plus the amount of Logging's cash and
                                       ----
cash equivalents on hand as of the Closing Date, and (c) minus the aggregate
                                                         -----
amount required to be paid by Logging to its officers, directors or employees which are triggered by this Agreement or by the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, but excluding any such amounts actually paid by Logging prior to the Closing Date.

     "Logging Business" means the business operated by Logging prior to the date
      ----------------
hereof involving harvesting standing timber owned by the Company and transporting, merchandising, storing and reselling logs and pulpwood.

     "Material Adverse Effect" means any effect that is materially adverse to
      -----------------------
the business, financial condition or results of operations of the Businesses (as defined in the Asset Purchase Agreement) taken as a whole, including, without limitation, any effect on the Businesses' future business or future financial condition or results of operations which is reasonably likely to occur.

     "Merger" has the meaning set forth in the recitals to this Agreement.
      ------

     "Merger Agreement" has the meaning set forth in the recitals to this
      ----------------
Agreement.

     "Person" means an individual, partnership, corporation, limited liability
      ------
company, joint stock company, unincorporated organization or association, trust, joint venture, association or other organization, whether or not a legal entity, or a Governmental Authority.

     "Sawmills" has the meaning set forth in the first paragraph of this
      --------
Agreement.

     "Sawmills Asset Purchase Agreement" has the meaning set forth in the
      ---------------------------------
recitals to this Agreement.

     "Working Capital" means the total current assets (excluding cash and cash
      ---------------
equivalents) of Logging at the Closing Date minus the total current liabilities (excluding short-term Debt and the current portion of long-term Debt) of Logging at the Closing Date (which difference may be a negative number), calculated in accordance with GAAP.

     "Working Capital Adjustment" means (a) the amount, if any, by which the
      --------------------------
Working Capital of Logging exceeds $5,000 or (b) the amount, if any, by which $5,000 exceeds the Working Capital of Logging.

     Section 1.2  Interpretation.  Unless otherwise indicated to the contrary
                  --------------
herein by the context or use thereof: (i) the words, "herein," "hereto," "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (ii) the word "including" means "including, but not limited to"; (iii) masculine gender shall also include the feminine and neuter genders, and vice versa; and (iv) words importing the singular shall include the plural, and vice versa.


                                   ARTICLE II

                           SALE OF ASSETS OF LOGGING
                           -------------------------

     Section 2.1  Sale and Purchase of Logging Assets.  Subject to the terms and
                  -----------------------------------
conditions of this Agreement, Logging shall sell, transfer, convey, assign and deliver to Purchaser, and Purchaser shall purchase at Closing hereunder, all of Logging's right, title and interest in and to the assets now owned by Logging, or in which Logging has a right, title or interest at any time prior to Closing such reference to assets being deemed to refer to assets as above described, of every nature and kind, tangible or intangible, wheresoever located and whether or not carried or reflected on the books of account and financial records of Logging (the "Logging Acquired Assets"), including, but not limited to, the assets listed on Schedule 2.1.
                 ------------

     Section 2.2  Assumed Liabilities.  Except as set forth in Section 2.3,
                  -------------------
Purchaser hereby agrees to assume, satisfy or perform when due all of the liabilities and obligations (known or unknown, absolute, accrued, contingent or otherwise) of Logging as of the Closing Date arising from the operation of the Logging Business prior to the Closing Date, including, without limitation, obligations of Logging with respect to Debts and current liabilities of Logging as of the Closing Date (the "Assumed Liabilities").

     Section 2.3  Excluded Liabilities.  Purchaser shall not assume any
                  --------------------
liability for Taxes of Logging imposed on or calculated by reference to income during any period before or after the Closing Date (the "Excluded Liabilities").

     Section 2.4  Assets Purchase Price.
                  ---------------------

     (a) Logging Assets Purchase Price.  At Closing, Purchaser shall pay to
         -----------------------------
Logging (the "Assets Purchase Price"):

          (i) in cash to Logging by wire transfer of immediately available funds to an account designated in writing by Logging at least three Business Days prior to the Closing Date, an amount equal to either (A) the Logging Amount or (B) such other amount less than the Logging Amount as Purchaser and Logging shall agree prior to the Closing Date; and

          (ii) a Promissory Note on such commercially reasonable terms and conditions as Purchaser and Logging shall agree prior to the Closing Date, for an amount equal to the difference, if any, between the Logging Amount and that portion of the Assets Purchase Price paid in cash pursuant to clause (i) above.

     (b) Calculation of Assets Purchase Price.  Purchaser and Logging shall
         ------------------------------------
consult with each other from time to time with respect to the anticipated Closing Date hereunder. Upon determination of the anticipated Closing Date, Logging shall promptly prepare and deliver to Purchaser a detailed schedule showing the estimated amount payable at Closing pursuant to Section 2.4(a) as of such date, including any change in such amounts anticipated to occur prior to the anticipated Closing Date. Logging shall make available to Purchaser such information as Purchaser shall reasonably request to verify the information set forth in such schedule and shall immediately inform Purchaser of any changes to the amounts set forth therein. Prior to the Closing, Purchaser and Logging shall agree on a schedule setting forth the amounts payable at Closing pursuant to Section 2.4(a), which schedule shall be executed by Purchaser and Logging.
As a means of clarifying the intentions of the parties hereto with respect to the calculation of the Assets Purchase Price, Schedule 2.4(b) is an example of
                                              ---------------
how the Assets Purchase Price would be calculated based on the assumptions set forth therein.

     Section 2.5  Closing.  The Closing for the sale and purchase of the Logging
                  -------
Acquired Assets (the "Closing") shall take place at the offices of Pillsbury Madison & Sutro LLP, 235 Montgomery Street, San Francisco, California, on the first Business Day after the Effective Time under the Merger Agreement or such earlier time as the parties may agree, but in any event following the satisfaction or waiver of the conditions set forth in Article VI hereof (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions) or at such other place as the parties may agree in writing (the date and time of the Closing determined in accordance with this Section 2.5 are herein referred to as the "Closing Date").

                                 ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF LOGGING
                   -----------------------------------------

     Logging represents and warrants to Purchaser as follows:

     Section 3.1  Organization and Qualification.  Logging is a corporation duly
                  ------------------------------
organized, validly existing and in good standing under the laws of Mississippi and has the corporate power and authority and all licenses, permits and authorizations necessary to own or lease its property and assets and to carry on its business as presently conducted, and as presently proposed to be conducted, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction wherein the nature of its business or the ownership of its assets makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect. Logging has previously provided or made available to Purchaser true and complete copies of (i) its articles of incorporation and (ii) its bylaws as currently in effect (the "Organizational Documents").

     Section 3.2  Authorization.  Logging has the corporate power and authority
                  -------------
to execute and deliver this Agreement, to perform its obligations hereunder and thereunder, all of which have been duly authorized by all requisite action.
This Agreement has been duly authorized, executed and delivered by Logging, and is enforceable against Logging in accordance with its terms, except as such may be subject to or limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 3.3  Non-contravention.  Neither the execution and delivery of this
                  -----------------
Agreement nor the consummation of the other transactions contemplated hereby nor the fulfillment of and the performance by Logging of its obligations hereunder will (with or without notice or lapse of time) contravene any provision contained in the Organizational Documents or any resolution or similar corporate act adopted by the board of directors or shareholders of Logging.

     Section 3.4  As Is.  THE PURCHASER AND LOGGING HEREBY AGREE THAT, EXCEPT TO
                  -----
THE EXTENT SET FORTH HEREIN, IN THE SCHEDULES HERETO OR IN ANY INSTRUMENT DELIVERED IN CONNECTION HEREWITH, (A) THE LOGGING ACQUIRED ASSETS ARE BEING SOLD ON AN "AS IS, WHERE IS" BASIS AND (B) LOGGING MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR OTHERWISE WITH RESPECT TO THE LOGGING ACQUIRED ASSETS OR OTHER PROPERTY.

                                 ARTICLE IV
                                 ----------

                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                                   PURCHASER
                                   ---------

     Purchaser represents and warrants to Logging as follows:

     Section 4.1  Organization.  Purchaser is a corporation duly organized,
                  ------------
validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its property and assets and to carry on its business as presently conducted.

     Section 4.2  Authorization.  Purchaser has the corporate power and
                  -------------
authority to execute and deliver this Agreement and each other agreement or instrument to be executed in connection herewith and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement and each other agreement or instrument to be executed in connection herewith have been duly authorized, executed and delivered by Purchaser and constitute a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as such may be subject to or limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 4.3  Noncontravention.  The execution, delivery and performance by
                  ----------------
Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not (a) contravene any provision contained in the articles of incorporation or bylaws of Purchaser, (b) conflict with, violate or result in a material breach (with or without the lapse of time, the giving of notice or both) under (i) any material contract, agreement, commitment, indenture, mortgage, lease, pledge, note, bond, license, permit or other instrument or obligation or (ii) any judgment, order, decree, statute, law, rule or regulation or other restriction of any Governmental Authority, in each case to which Purchaser is a party or by which it is bound or to which any of its assets or properties are subject.


                                   ARTICLE V

                        CERTAIN COVENANTS AND AGREEMENTS
                        --------------------------------

     Section 5.1  Commercial Efforts; Further Assurances.  (a) Subject to the
                  --------------------------------------
terms and conditions herein provided, each of the parties hereto shall use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Purchaser and Logging will use their respective commercially reasonable efforts to obtain all consents and other approvals of all Governmental Authorities and third parties necessary to the consummation of the transactions contemplated by this Agreement and the Asset Purchase Agreement.

     (b) In the event any claim, action, suit, investigation or other proceeding by any Governmental Authority or other Person is commenced that questions the validity or legality of any of the transactions contemplated hereby or seeks damages in connection therewith, the parties agree to cooperate and use commercially reasonable efforts to defend against such claim, action, suit, investigation or other proceeding and, if an injunction or other order is issued in any such action, suit or other proceeding, to use commercially reasonable efforts to have such injunction or other order lifted, and to cooperate reasonably regarding any other impediment to the consummation of the transactions contemplated hereby.

     (c) (i) Each party agrees that it shall, as soon as reasonably practicable after it learns of the existence of any facts or circumstances causing any of the representations and warranties herein made, respectively, by Logging or Purchaser (including, without limitation, those contained in Article III or Article IV), to have been incorrect when made or to have thereafter become incorrect (whether through its discovery of an inadvertent, good faith error at the time this Agreement was signed or the happening thereafter of any event or occurrence), deliver to the others written notice of such incorrect representations and warranties; and (ii) each party shall give prompt written notice to the other of any failure of Logging or Purchaser, as the case may be, to comply with or satisfy any material covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

     Section 5.2  Employee Benefits.  Purchaser shall offer employment to all
                  -----------------
employees of Logging at the same salaries or wages as in effect immediately prior to the Closing Dateother than those identified in a notice to be delivered by Purchaser to Logging at least 30 days prior to the Closing Date. At any time after the Closing Date, Purchaser, in its sole discretion, may extend to the employees of Logging who become employees of Purchaser (each, a "Hired Employee," and collectively, the "Hired Employees"), the employee benefit plans and programs, including tax-qualified defined benefit and defined contribution plans, applicable to similarly situated employees of Purchaser and its Subsidiaries. Until that time, Purchaser shall maintain employee benefit plans and programs for the Hired Employees of Logging with terms no less favorable to such employees than the Plans in place as of the Closing Date for such employees and shall continue to make all contributions to such plans for such period on a basis consistent with Logging's past practices. The Hired Employees shall be given credit for all purposes under all of Purchaser's pension, welfare and fringe benefit plans, including for purposes of determining vacation and severance pay, for the period during which such employee was employed by Logging or any ERISA Affiliate (as that term is defined in the Asset Purchase Agreement); provided, however, that in no event will Purchaser be required to
            --------  -------
credit service to a Hired Employee to the extent that such credit would result in a duplication of benefits. Hired Employees shall be entitled to participate in the welfare plans maintained by Purchaser for the Hired Employees effective upon the Closing Date without any waiting periods, any evidence of insurability or the application of any preexisting condition restrictions, and counting claims incurred prior to the Closing Date for purposes of applying co-payments, deductibles, out-of-pocket maximums and other such matters. Effective upon the Closing Date, Purchaser shall become the plan sponsor of all of the Plans.

     Section 5.3  Indemnification.
                  ---------------

     (a) Purchaser agrees to indemnify Logging from and against the entirety of any Adverse Consequences Logging shall suffer caused by any liability or obligation of Logging which is an Assumed Liability.

     (b) Logging agrees to indemnify the Purchaser from and against any Adverse Consequences the Purchaser shall suffer caused by any liability or obligation of Logging which is not an Assumed Liability (including any liability of Logging which is not an Assumed Liability but which becomes a liability of the Purchaser under any bulk transfer law of any jurisdiction, under any common law doctrine or statutory provision of de facto merger or successor or transferee liability, or otherwise by operation of law).


                                   ARTICLE VI

                             CONDITIONS TO CLOSING
                             ---------------------

     Section 6.1  Conditions to the Obligations of All Parties.  The Closing of
                  --------------------------------------------
the transaction contemplated hereby shall take place immediately after the
closing under the Merger Agreement.   The respective obligations of each party
to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

     (a) Change in Law.  No statute, rule or regulation shall have been enacted
         -------------
or issued by any Governmental Authority that makes the consummation of the transactions contemplated by this Agreement illegal.

     (b) Injunction.  On the Closing Date, there shall be no effective
         ----------
injunction, writ or preliminary restraining order or any order of any nature issued and outstanding by a court or Governmental Authority of competent jurisdiction to the effect that the transactions contemplated by this Agreement may not be consummated as herein provided, and no proceeding or lawsuit shall have been commenced by any Governmental Authority for the purpose of obtaining any such injunction, writ or preliminary restraining order.

     (c) Filings and Consents.  All material consents, authorizations, orders or
         --------------------
approvals of, and filings or registrations with, any Governmental Authority that are required in connection with the execution and delivery of this Agreement and the other documents to be executed in connection herewith and the consummation of the transactions contemplated hereby and thereby shall have been obtained or made and shall be in full force and effect.

     (d) HSR Act.  Any applicable waiting periods (and any extension thereof)
         -------
related to the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or otherwise have been terminated.

     Section 6.2  Conditions to the Obligations of the Purchaser.  The
                  ----------------------------------------------
obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing of each of the following conditions:

     (a) Representations and Warranties.  All representations and warranties
         ------------------------------
made by Logging in this Agreement and the Schedules hereto shall be true, correct and complete on the date hereof and as of the Closing Date as though such representations and warranties were made as of the Closing Date (or on the date when made in the case of any representation or warranty that specifically relates to an earlier date), except, in any such case, for such changes that have occurred as contemplated by the transactions provided for herein or in the Merger Agreement.

     (b) Performance by Logging.  Logging shall have duly performed or complied
         ----------------------
with, in all material respects, all of the covenants, obligations and conditions to be performed or complied with by it under the terms of this Agreement prior to or at the Closing.

     (c) Instruments of Transfer.  Logging shall have delivered to Purchaser on
         -----------------------
the Closing Date the Bill of Sale, any deeds and any other similar instruments of conveyance and transfer with respect to the Logging Acquired Assets as may be reasonably requested by Purchaser.

     Section 6.3  Conditions to the Obligations of Logging.  The obligations of
                  ----------------------------------------
Logging to consummate the transactions contemplated by this Agreement shall be subject to satisfaction or waiver at or prior to the Closing of each of the following conditions:

     (a) Representations and Warranties.  All representations and warranties
         ------------------------------
made by the Purchaser in this Agreement and the Schedules hereto shall be true, correct and complete on the date hereof and as of the Closing Date as though such representations and warranties were made as of the Closing Date (or on the date when made in the case of any representation or warranty which specifically relates to an earlier date), and the Purchaser shall have duly performed or complied with, in all material respects, all of the covenants, obligations and conditions to be performed or complied with by it under the terms of this Agreement prior to or at the Closing.

     (b) Payment; Instruments of Assumption.  Purchaser shall have made the
         ----------------------------------
payments required to be made pursuant to Section 2.4 hereof and shall have executed the Bill of Sale.

                                 ARTICLE VII

                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

     Section 7.1  Termination.  This Agreement may be terminated at any time
                  -----------
prior to Closing:

     (a) by written consent of all of the parties hereto;

     (b) by Logging, if there has been a material breach by Purchaser of any representation, warranty or covenant contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Logging to Purchaser;

     (c) by Purchaser, if there has been a material breach by Logging of any representation, warranty or covenant contained in this Agreement that is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Purchaser to Logging;

     (d) by Purchaser or Logging, if any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

     (e) by Purchaser or Logging, if the Merger Agreement shall have been terminated prior to closing thereunder;

     (f) by Purchaser or Logging, if the Asset Purchase Agreement shall have been terminated prior to closing thereunder; or

     (g) by Purchaser or Logging, if the Sawmills Asset Purchase Agreement shall have been terminated prior to closing thereunder.

     Section 7.2  Effect of Termination.  If this Agreement is terminated
                  ---------------------
pursuant to Section 7.1 hereof, all rights and obligations of the parties hereunder shall terminate and no party shall have any liability to the other party, except that nothing herein will relieve any party from liability for any willful breach of any representation, warranty, agreement or covenant contained herein prior to such termination.

     Section 7.3  Amendments.  This Agreement may not be amended except by an
                  ----------
instrument in writing signed on behalf of each of the parties hereto.

     Section 7.4  Waiver.  At any time prior to the Closing, any term, provision
                  ------
or condition of this Agreement may be waived in writing (or the time for performance of any of the obligations or other acts of the other parties hereto may be extended) by the party that is entitled to the benefits thereof.

                                  ARTICLE VIII

                             BULK SALES COMPLIANCE
                             ---------------------

     Section 8.1  Bulk Sales Compliance.  Purchaser hereby waives compliance by
                  ---------------------
Logging with the provisions of the bulk transfer provisions of Mississippi law, and Logging warrants and agrees to pay and discharge when due all claims of creditors which could be asserted against Purchaser by reason of such noncompliance to the extent that such liabilities are not specifically assumed by Purchaser under this Agreement. Logging shall indemnify and agree to hold Purchaser harmless from, against and in respect of (and shall on demand reimburse Purchaser for) any loss, liability, cost or expense, including, without limitation, attorneys' fees, suffered or incurred by Purchaser by reason of the failure of Logging to pay or discharge such claims arising out of compliance with said bulk transfer provisions. Logging shall furnish to Purchaser prior to Closing such evidence as Purchaser may reasonably request to confirm their compliance with the provisions of this Article.


                                   ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

     Section 9.1  Survival of Representations and Warranties.  The
                  ------------------------------------------
representations, warranties and covenants of Purchaser and Logging in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing.

     Section 9.2  Exhibits and Schedules.  All exhibits and schedules hereto, or
                  ----------------------
documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

     Section 9.3  Expenses.
                  --------

     (a) Regardless of whether the transactions provided for in this Agreement are consummated and except as provided in this Section 9.3 and Section 5.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses (whether or not the transactions hereby are consummated).

     (b) Purchaser shall pay all filing fees, if any, under the HSR Act.

     (c) Purchaser shall pay all sales and use taxes, if any, imposed on the transfer of the Logging Acquired Assets pursuant to this Agreement, whether such taxes are assessed initially against Purchaser or Logging.

     Section 9.4  Time of the Essence; Computation of Time.  Time is of the
                  ----------------------------------------
essence for each and every provision of this Agreement.

     Section 9.5  Governing Law; Consent to Jurisdiction.  This Agreement shall
                  --------------------------------------
be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law or conflicts of law principles thereof. Any legal action or proceeding with respect to this Agreement or any document related hereto may be brought in the courts of the State of Delaware or the United States of America, and, by execution and delivery of this Agreement, each of Purchaser and Logging hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation any forum non conveniens, which any of them may now or hereafter have to the bringing of such action or proceeding in such jurisdictions.

     Section 9.6  Assignment; Successors and Assigns; No Third Party Rights.
                  ---------------------------------------------------------
Except as otherwise provided herein, this Agreement may not be assigned, and any attempted assignment shall be null and void, except that Purchaser may assign, in its sole discretion, any or all of its rights, interests or obligations hereunder to any direct or indirect wholly owned subsidiary of Purchaser. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

     Section 9.7  Counterparts.  This Agreement may be executed in counterparts,
                  ------------
any one of which may be by facsimile followed by the originally executed document forwarded immediately thereafter to the other parties hereto, each of which shall be deemed an original agreement, but all of which together shall constitute once and the same instrument.

     Section 9.8  Titles and Headings.  The titles, captions and table of
                  -------------------
contents in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

     Section 9.9  Entire Agreement.  This Agreement, including the Exhibits and
                  ----------------
Schedules attached hereto constitute the entire agreement among the parties with respect to the matters covered hereby and supersede all previous written, oral or implied understandings among them with respect to such matters, except to the extent that other written agreements are expressly referred to herein.

     Section 9.10  Severability.  Any term or provision of this Agreement that
                   ------------
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this

Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  POTLATCH CORPORATION



                                  By /s/ John M. Richards
                                    -------------------------------------------
                                    Name:  John M. Richards
                                    Title: Chairman and Chief Executive Officer

                                  ANDERSON-TULLY TIMBER COMPANY



                                  By /s/ Parnell S. Lewis
                                    -----------------------------------
                                    Name:  Parnell S. Lewis
                                    Title: Chief Executive Officer